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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2000


                          Discover Card Master Trust I
                   ------------------------------------------
               (Exact name of registrant as specified in charter)



        Delaware                   0-23108                   51-0020270
        --------                   -------                   ----------
       (State of                 (Commission               (IRS Employer
     Organization)              File Number)            Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                            19720
-----------------------------------------------------           -----
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5. Other Events

               Series 2000-3. On March 31, 2000, the registrant made available to investors a prospectus supplement, dated March 27, 2000, and prospectus, dated March 27, 2000, with respect to the issuance of $500,000,000 aggregate principal amount of Series 2000-3 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2000-3 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-3, to be dated as of April 4, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.

Item 7. Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 99 Prospectus, dated March 27, 2000, and Prospectus Supplement, dated March 27, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-3.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Discover Card Master Trust I
                                  (Registrant)


                               By:  Greenwood Trust Company
                                    (Originator of the Trust)



Date: March 31, 2000           By:  /s/ John J. Coane
                                  ------------------------------------------
                                  John J. Coane
                                  Vice President, Chief Accounting Officer
                                    and Treasurer











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                                INDEX TO EXHIBITS
                                -----------------


Exhibit  Description                                                      Page
-------  -----------                                                      ----

99       Prospectus, dated March 27, 2000, and Prospectus Supplement,      5
         dated March 27, 2000, with respect to the Floating Rate
         Class A Credit Card Pass-Through Certificates and the
         Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-3.














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